UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2026
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Veeva Systems Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36121	20-8235463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive
Pleasanton, California 94588
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 452-6500
Not Applicable
(Former name or former address, if changed since last report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 17, 2026 at its Annual Meeting, Veeva’s shareholders voted on two proposals, each of which is described in more detail in the 2026 Proxy Statement.

Only shareholders of record as of the close of business on April 20, 2026 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 163,198,698 shares of Veeva’s Class A common stock (“Common Stock”) were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, each holder of Common Stock was entitled to one vote for each share of Common Stock held as of the close of business on the Record Date.

The matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below.

Proposal 1: Each of the director nominees named below were elected to serve as directors until the 2027 annual meeting of shareholders or until his or her successor is duly elected and qualified. The vote for each director nominee is set forth in the table below:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Tim Cabral	129,552,566	2,519,259	61,233	13,692,787
Mark Carges	105,521,497	26,462,379	149,182	13,692,787
Peter P. Gassner	130,518,132	1,555,040	59,886	13,692,787
Mary Lynne Hedley	113,729,590	17,633,749	769,719	13,692,787
Priscilla Hung	130,173,979	1,888,799	70,280	13,692,787
Marshall Mohr	129,220,808	2,792,856	119,394	13,692,787
Gordon Ritter	97,109,062	34,885,018	138,978	13,692,787
Paul Sekhri	124,845,842	7,056,150	231,066	13,692,787
Matthew J. Wallach	84,161,990	47,870,106	100,962	13,692,787

Proposal 2: The appointment of KPMG LLP as Veeva’s independent registered public accounting firm for the fiscal year ending January 31, 2027 was ratified by the shareholders based on the following results of voting:

FOR	AGAINST	ABSTAIN
143,034,910	2,725,098	65,837
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

	By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated: June 18, 2026